Exhibit 10.27.1
To be Effective for Grants Made After 2/18/2013

Fortegra Financial Corporation
2010 Omnibus Incentive Plan
RESTRICTED STOCK AWARD AGREEMENT
THIS RESTRICTED STOCK AWARD AGREEMENT (this “Agreement”) is made effective as of the grant date designated in Schedule A hereto (the “Grant Date”) by and between Fortegra Financial Corporation, a Delaware corporation (with any successor, the “Company”), and the participant designated in Schedule A hereto (the “Participant”).
R E C I T A L S:
WHEREAS, the Company has adopted the Fortegra Financial Corporation 2010 Omnibus Incentive Plan (the “Plan”), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan; and
WHEREAS, the Committee has determined that it would be in the best interests of the Company and its stockholders to grant the restricted stock provided for herein to the Participant pursuant to the Plan and the terms set forth herein.
NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:
1.Restricted Stock Award. Subject to the terms and conditions of the Plan and this Agreement, the Company hereby grants to the Participant the number of Shares designated in Schedule A hereto (the “Restricted Shares”), which shall vest and become nonforfeitable in accordance with Section 3 except as otherwise set forth in this Agreement or the Plan.
2.    Certificates. Certificates representing the Restricted Shares shall be issued by the Company and shall be registered in the name of the Participant on the stock transfer books of the Company promptly following execution of this Agreement by the Participant, but shall remain in the physical custody of the Company or its designee at all times prior to the vesting of such Restricted Shares pursuant to Section 3. As a condition to the receipt of this Agreement, the Participant shall deliver to the Company a stock power, duly endorsed in blank, relating to the Restricted Shares.
3.    Vesting Schedule. Subject to the Participant’s continued Service on each vesting date and except as otherwise provided in Sections 4 and 5, the Restricted Shares shall vest in accordance with the vesting terms set forth in Schedule A; provided, however, that if the Participant’s Service is terminated due to the Participant’s retirement from the Company or any Subsidiary or Affiliate and the Participant has provided at least ten (10) calendar years of Service as of the date of such retirement (a “Qualifying Retirement”), then the Restricted Shares shall continue to vest during the Participant’s retirement in accordance with the vesting terms set forth in Schedule A, subject to Section 5.
4.    Accelerated Vesting Upon a Change of Control. Notwithstanding anything to the contrary in Section 3, if within the one (1) year period following a Change of Control, the Participant’s Service is terminated by the Company or any Subsidiary or Affiliate without Cause or by the Participant with Good Reason, any unvested Restricted Shares shall immediately and fully vest as of the date of such termination of the Participant’s Service.

5.    Forfeiture; Recovery Due to Accounting Restatement.
(a)    Subject to Section 4, if the Participant’s Service is terminated for any reason other than a Qualifying Retirement, then the Restricted Shares, to the extent not then vested, shall be forfeited by the Participant without consideration.
(b)    If the Participant’s Service is terminated due to a Qualifying Retirement and either (i) the Participant thereafter dies, or (ii) the Board or the Committee thereafter determines that the Participant has violated any restrictive covenant in the Plan, any Award Agreement or any employment, severance, consulting or other agreement with the Company to which the Participant is subject, then the Restricted Shares, to the extent not vested as of the date of such death or violation, shall be forfeited by the Participant without consideration.
(c)    Notwithstanding Sections 1, 3, 4, 5(a) and 5(b), if the Board or the Committee determines that the recovery of some or all of the compensation paid or payable to the Participant pursuant to this Agreement is required under any applicable law, regulation or listing requirement, or any policy of the Company concerning the recovery of compensation as a result of an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, then to the extent provided by, and in accordance with, the terms of such law, regulation, listing requirement or policy: (i) the Restricted Shares, or any portion thereof, including any vested Restricted Shares, shall be immediately forfeited by the Participant without consideration; and (ii) the Company shall have the right to recover from the Participant all Restricted Shares credited or delivered to the Participant, and if the Participant has transferred any Restricted Shares, the Company shall have the right to recover the Fair Market Value of such transferred Restricted Shares (as of the date on which such Restricted Shares were transferred) from the Participant in cash.
6.    No Right to Continued Service. The granting of the Restricted Shares evidenced hereby and this Agreement shall impose no obligation on the Company or any Affiliate to continue the Service of the Participant and shall not lessen or affect any right that the Company or any Affiliate may have to terminate the Service of such Participant.
7.    Securities Laws/Legend on Certificates. The issuance and delivery of Restricted Shares shall comply with all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. If the Company deems it necessary to ensure that the issuance of securities under the Plan is not required to be registered under any applicable securities laws, each Participant to whom such security would be issued shall deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company which satisfies such requirements. The certificates representing the Restricted Shares shall be subject to such stop transfer orders and other restrictions as the Committee may deem reasonably advisable, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
8.    Transferability. Prior to vesting in accordance with Section 3, the Restricted Shares may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant other than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. Restricted Shares transferred by will or by the laws of descent and distribution shall continue to be subject to the terms and conditions of this Agreement, and no such permitted transfer of the Restricted Shares to heirs or legatees of the

Participant shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.
9.    Definitions.
(a)    “Cause” shall have the meaning set forth in the Participant’s employment agreement with the Company or its Affiliates, if any, or if the Participant is not a party to an employment agreement with a definition of “Cause”, then “Cause” means that the Board has determined that any one or more of the following has occurred: (i) the Participant shall have been indicted for, or shall have pleaded guilty or nolo contendere to, any felony; (ii) the Participant shall have failed or refused to carry out the reasonable and lawful instructions of Chief Executive Officer of the Company, the executive to whom the Participant reports, or the Board (other than as a result of illness or disability) concerning duties or actions consistent with the Participant’s position and such failure or refusal shall have continued for a period of ten (10) days following written notice from the Board; (iii) the Participant shall fail to adhere to any material written Company policy; (iv) the Participant shall have engaged in any gross or willful misconduct resulting in a substantial loss to the Company or any of its Affiliates or substantial damage to any of their reputations; or (v) the Participant shall have committed any fraud, embezzlement, misappropriation of funds, breach of fiduciary duty or other act of dishonesty against the Company.
“Good Reason” shall have the meaning set forth in the Participant’s employment agreement with the Company, if any, or if the Participant is not a party to an employment agreement with a definition of “Good Reason”, then “Good Reason” shall mean, without the Participant’s prior written consent, (A) any material reduction in the Participant’s base salary; (B) any material diminution in the Participant’s position, duties or responsibilities; or (C) a relocation of the Participant’s principal office to a location more than 50 miles from its current location; provided that, no finding of Good Reason shall be effective unless and until the Participant has provided the Company, within sixty (60) calendar days of the occurrence of the facts and circumstances underlying the finding of Good Reason, written notice stating with specificity the facts and circumstances underlying the finding of Good Reason, and, if the basis for such finding of Good Reason is capable of being cured by the Company, providing the Company with an opportunity to cure the same within thirty (30) calendar days after receipt of such notice.
10.    Adjustment of Restricted Shares. Adjustments to the Restricted Shares shall be made in accordance with the terms of the Plan.
11.    Withholding. The Participant may be required to pay to the Company or any Affiliate and the Company shall have the right and is hereby authorized to withhold, any applicable withholding taxes in respect of the Restricted Shares, their grant, vesting or otherwise and to take such other action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such withholding taxes.
12.    Notices. Any notification required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or within three (3) days of deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. A notice shall be addressed to the Company, Attention: General Counsel, at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.
13.    Entire Agreement. This Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

14.    Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature.
15.    Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon the Participant, the Participant’s assigns and the legal representatives, heirs and legatees of the Participant’s estate, whether or not any such person shall have become a party to this Agreement and agreed in writing to be joined herein and be bound by the terms hereof.
16.    Choice of Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.
SUBJECT TO THE TERMS OF THIS AGREEMENT, THE PARTIES AGREE THAT ANY AND ALL ACTIONS ARISING UNDER OR IN RESPECT OF THIS AGREEMENT SHALL BE LITIGATED IN THE FEDERAL OR STATE COURTS IN NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY IRREVOCABLY SUBMITS TO THE PERSONAL JURISDICTION OF SUCH COURTS FOR ITSELF, HIMSELF OR HERSELF AND IN RESPECT OF ITS, HIS OR HER PROPERTY WITH RESPECT TO SUCH ACTION. EACH PARTY AGREES THAT VENUE WOULD BE PROPER IN ANY OF SUCH COURTS, AND HEREBY WAIVES ANY OBJECTION THAT ANY SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF ANY SUCH ACTION.
EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.
17.    Restricted Shares Subject to Plan. By entering into this Agreement the Participant agrees and acknowledges that the Participant has received and read a copy of the Plan. The Restricted Shares are subject to the Plan. The terms and provisions of the Plan as it may be amended from time to time are hereby incorporated herein by reference (subject to the limitation set forth in Section 16). In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. The Participant has had the opportunity to retain counsel, and has read carefully, and understands, the provisions of the Plan and the Agreement.
18.    Amendment. The Committee may amend or alter this Agreement and the Restricted Shares granted hereunder at any time; provided that, subject to Articles 11, 12 and 13 of the Plan, no such amendment or alteration shall be made without the consent of the Participant if such action would materially diminish any of the rights of the Participant under this Agreement or with respect to the Restricted Shares.
19.    Section 83(b) Election. In the event the Participant determines to make an election with the Internal Revenue Service (the “IRS”) under Section 83(b) of the Code and the regulations promulgated thereunder (the “83(b) Election”), the Participant shall provide a copy of such form to the Company promptly following its filing, which is required under current law to be filed with the IRS no later than thirty (30) days after the Grant Date of the Restricted Shares. The Participant is advised to consult with his or her own tax advisors regarding the purchase and holding of the Restricted Shares, and the Company shall bear no liability for any consequence of the Participant making an 83(b) Election or failing to make an 83(b) Election.
20.    Severability. The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
21.    Signature in Counterparts/Electronic Signature. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may be signed electronically with the same force and effect as if signed manually.
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IN WITNESS WHEREOF, the parties hereto have executed this Restricted Stock Award Agreement as of the Grant Date set forth in Schedule A.

FORTEGRA FINANCIAL CORPORATION, a Delaware corporation

By:
Name:
Title:

Acknowledged and agreed to by Participant as
of the Grant Date set forth on Schedule A:

Print Name:

Schedule A

Grant Date:        __ / __ / ____

Participant:        ______

Participant ID:        _____

Plan:            Fortegra Financial Corporation 2010 Omnibus Incentive Plan

Number of Restricted Shares:    ______

Vesting: